                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       INTERSTATE HOTELS MANAGEMENT, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                                    --------
                             (State of Incorporation
                                or Organization)

                      680 Andersen Drive, Foster Plaza Ten
                            Pittsburgh, Pennsylvania
                    (Address of principal executive offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ X ]

                                   75-2767215
                                   ----------
                                (I.R.S. Employer
                               Identification no.)

                                      15220
                                   (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
                                                                      333-67065

Securities to be registered pursuant to Section 12(b) of the Act:


      Title of Each Class                 Name of Each Exchange on Which
      to be so Registered                 Each Class is to be Registered
      -------------------                 ------------------------------
 Common Stock, $.01 par value                 New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                 Not Applicable
                                 --------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Capital Stock" in the Information Statement/Prospectus forming part of the Form S-1 Registration Statement filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on November 10, 1998 (Registration No. 333-67065), as amended and including all exhibits thereto, which is incorporated herein by reference for all purposes.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    INTERSTATE HOTELS MANAGEMENT, INC.


Date: April 30, 1999                By: /s/ J. WILLIAM RICHARDSON
                                        -----------------------------------
                                        J. William Richardson
                                        Chief Financial Officer, Executive Vice
                                        President, Finance and Administration